Exhibit h(viii) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K

                         World Investment Series, Inc.:
                       Federated Asia Pacific Growth Fund
                                 Class A Shares
                                 Class C Shares
                         Federated Emerging Markets Fund
                                 Class A Shares
                                 Class C Shares
                         Federated European Growth Fund
                                 Class A Shares
                                 Class C Shares
                       Federated Global Equity Income Fund
                                 Class A Shares
                                 Class C Shares
                    Federated Global Financial Services Fund
                                 Class A Shares
                                 Class C Shares
                       Federated International Growth Fund
                                 Class A Shares
                                 Class C Shares
                    Federated International High Income Fund
                                 Class A Shares
                                 Class C Shares
                   Federated International Small Company Fund
                                 Class A Shares
                                 Class C Shares
                      Federated Latin American Growth Fund
                                 Class A Shares
                                 Class C Shares
                          Federated World Utility Fund
                                 Class A Shares
                                 Class C Shares
                                 Class F Shares